                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

[ ]  Preliminary Proxy Statement
[ ] Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                             THE WRITER CORPORATION
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as specified in its Charter)

                             THE WRITER CORPORATION
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                    (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee Required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant Exchange Act Rule 0-11: *

     --------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------------

     3)  Filing Party:

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     4)  Date Filed:

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

                           6061 S. Willow Drive, #232
                            Englewood, Colorado 80111
                                 (303) 779-4100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of THE WRITER CORPORATION will be held at the Hilton Denver South, 7801 E. Orchard Road, Englewood, Colorado 80111, on June 10, 1999 at 2:00 P.M., for the following purposes:

     1) To elect 7 directors to serve for the ensuing year and until their successors are elected and shall qualify;

     2) To consider and act upon a proposal to approve the accounting firm of Deloitte & Touche as independent auditors; and

     3) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 31, 1999, are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Shareholders are invited to attend the meeting in person. If you are unable to attend in person, please sign, date and return the enclosed proxy so that it will be received by the Company on or prior to June 3, 1999. A return postage paid envelope is provided for your convenience.


                                       By Order of the Board of Directors

                                       /s/ George S. Writer, Jr.
Englewood, Colorado
May 7, 1999                            George S. Writer, Jr., Chairman

                             THE WRITER CORPORATION
                           6061 S. Willow Drive, #232
                            Englewood, Colorado 80111
                                 April 28, 1999

                                 PROXY STATEMENT

This Proxy Statement is furnished to the shareholders of THE WRITER CORPORATION (the "Company") in connection with the solicitation by and on behalf of the management of the Company of proxies to be voted at the annual meeting of shareholders to be held on June 10, 1999, or at any adjournment thereof.

The enclosed proxy, even though executed and returned, may be revoked at any time before being voted, by written notice mailed or delivered to the Secretary of the Company, by substitution and delivery of a new proxy bearing a later date, or by request for return of the proxy at the meeting. Unless revoked, proxies will be voted in accordance with the instructions contained therein, and if no instructions are given with respect to the proposals referred to in the accompanying Notice of Annual Meeting, proxies will be voted in favor of such proposals.

Officers and other representatives of the Company may solicit proxies by telephone, telegraph, telefax and personal interview, as well as by mail. The costs of solicitations will be borne by the Company.

The Company has one class of common stock. Each share of common stock is entitled to one vote on all matters which come before the meeting. Only shareholders of record at the close of business on March 31, 1999, will be entitled to vote at the meeting. At that date there were 7,432,590 shares of common stock outstanding. Cumulative voting is not allowed in the election of directors or for any other matter.

BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK

As of March 8, 1999, to the knowledge of the Company, the following persons owned beneficially and of record more than 5 percent of the Company's common stock:

                           Name and Address of                Amount and Nature of             Percent
Title of Class             Beneficial Owner                   Beneficial Ownership             of Class
--------------             -------------------                --------------------             --------
Common Stock               George S. Writer, Jr.(1)               1,450,971                      19.52%
                           Littleton, Colorado

Common Stock               Phelps-Tointon, Inc.(2)                1,320,166                      17.76%
                           Greeley, Colorado

Common Stock               Polaris Capital Corporation              389,500                       5.24%
                           Denver, Colorado


-------------------------
(1)  Control person of the Company.

(2) Phelps-Tointon, Inc. is a company which is partly owned by Robert G. Tointon, one of the Company's directors. The shares listed include shares owned directly by Mr. Tointon.

Security Ownership of Management - The following information indicates the common stock of the Company beneficially owned, directly or indirectly, by all directors and executive officers of the Company as of March 8, 1999.

                                                       Amount and Nature of              Percent
                               Title of Class          Beneficiary Ownership             of Class
                               --------------          ---------------------             --------
George S. Writer, Jr.          Common Stock                  1,450,971                     19.52%
Robert G. Tointon              Common Stock                  1,320,166(1)                  17.76%
Roland Seidler, Jr.            Common Stock                    221,474(2)                   2.97%
Deane J. Writer, Jr.           Common Stock                    209,000                      2.81%
Louis P. Bansbach, III         Common Stock                    126,124                      1.69%
Daniel J. Nickless             Common Stock                     25,710                       (3)
Robert R. Reid                 Common Stock                     17,930                       (3)
Ronald S. Loser                Common Stock                     11,900                       (3)
Richard M. Wells               Common Stock                      1,000                       (3)
Dave Steinke                   Common Stock                        500                       (3)

All Directors &
Officers as a group (13)       Common Stock                  3,384,775                     45.54%


     (1) Reflects shares held by Phelps-Tointon, Inc., of which Mr. Tointon is the President and part owner.
     (2) Does not include shares in varying amounts owned as a market maker by a broker-dealer with which Mr. Seidler is affiliated.
     (3) Less than 1% of shares outstanding.

EXECUTIVE COMPENSATION

The information in the following table is given for the Company's Chief Executive Officer and the other Executive Officers whose total compensation and remuneration from the corporation was more than $100,000 during the three years ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE
                               Annual Compensation


Name and Principal                                                                           Other Annual
     Position                           Year                Salary               Bonus     Compensation(1)
------------------                      ----                ------               -----     ---------------
George S. Writer, Jr.                   1998              $159,412             $60,000      $ 141,297
Chief Executive Officer                 1997               139,800               -0-          223,465
                                        1996               100,800               -0-           62,472

Daniel J. Nickless                      1998              $118,583             $18,556      $   4,881
Exec. Vice President,                   1997              $ 89,800             $15,113      $   3,792
Chief Operating Officer
Chief Financial Officer
and Treasurer

Robert R. Reid                          1998              $107,718             $18,758      $  22,574
Sr. Vice President of                   1997              $ 94,800             $15,125      $  28,702
Operations

Nancy Ashley                            1998              $ 74,800             $91,696      $     960
Vice President of Sales


----------------------------------------------------------------

(1) Amounts disclosed represent earnings and contributions on the individual vested portion of the Company qualified profit sharing retirement plan account balances during the years presented.

ELECTION OF DIRECTORS

The following persons are proposed by Management to be elected at the Annual Meeting of shareholders to be elected the Directors of the Company to serve until the next annual meeting of shareholders.

Name, Age and Other
Positions, if any,                                     Period Served as Director and Business
with Registrant                                        Experience During Past 5 Years
---------------                                        ---------------------------------------
George S. Writer, Jr., 63                              Chief Executive Officer, Chairman of the
Chief Executive Officer,                               Board since 1964.  Elected a director in
Chairman of the Board of Directors                     1961.

Roland Seidler, Jr., 70                                Elected a director in 1971.  Mr. Seidler is the
                                                       Chairman and Chief Executive Officer of The
                                                       Seidler Companies Incorporated, a Los Angeles
                                                       based investment banking firm.  Mr. Seidler also
                                                       is a member of the Board of Directors for Mellon

                                                       Financial Group West.

Ronald S. Loser, 65                                    Elected a director in 1973.  Secretary of The
Secretary                                              Writer Corporation since its inception.  Mr. Loser
                                                       is a Principal of Brega & Winters, P.C., a Denver
                                                       law firm.

Deane J. Writer, Jr., 65                               Elected a director in 1975.  Since January 1992
                                                       Mr. Writer has been an account executive with
                                                       HRH Insurance,      a national insurance agency.
                                                       Prior to that he was the owner of The Writer
                                                       Agency, since 1956.

Louis P. Bansbach, III, 58                             Elected a director in 1989.  Mr. Bansbach is
                                                       President of Columbine Realty, Inc., and a
                                                       Director of United Bancorp of Wyoming.

Robert G. Tointon, 65                                  Elected a director in 1992.  President and Chief
                                                       Executive Officer of Phelps-Tointon, Inc. a
                                                       manufacturer of structural and architectural pre-
                                                       stress components, detention equipment, safes,
                                                       and architectural woodwork.  Mr. Tointon is
                                                       also a director of New Century Energies.


William J Gillilan III, 52                             Appointed a director in 1999.  Mr. Gillilan is the
                                                       past President of Centex Corporation, until
                                                       December 31, 1997.  Since then he has been a
                                                       private investor.  During his 24 years with Centex
                                                       he also served as Chairman of Centex Corp.'s  real
                                                       estate and mortgage banking operations.  Currently
                                                       he has been involved in real estate opportunities
                                                       both as an investor and as an advisor.


DIRECTORS FEES AND TRANSACTIONS - In 1996 the Company adopted a plan by which the outside directors receive an annual retainer fee of $5,000 and a per meeting fee of $750, for either full Board or Executive Committee meetings. These fees were paid in 1998. The Executive Committee includes Directors George S. Writer, Jr., who receives no fees for service, Louis Bansbach, III, Ronald S. Loser, and Robert G. Tointon. This committee meets with the Company's Senior Management during months when a full Board meeting is not convened.

In 1998, 1997 and 1996, Brega and Winters, the law firm in which Ronald S. Loser is a principal, was paid attorneys' fees. Additionally, insurance is placed with a company with which Mr. Deane J. Writer, Jr. is employed and receives a commission. The Company places substantially all of its insurance coverage through this agency. In the opinion of management, the amounts charged in these transactions are less than or comparable to charges which would have been made by unaffiliated parties. Deane J. Writer, Jr. is a first cousin of George S. Writer, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS - The following information is Ffurnished with respect to certain transactions in which the amount involved exceeded $60,000 and which involved an officer, director, beneficial holder of more than five percent of the voting stock of the Company or a person or entity affiliated with such persons.

TRANSACTIONS WITH AFFILIATES OF DIRECTORS

Brega and Winters, the law firm in which Ronald S. Loser (a director) is a principal, was paid attorney's fees that do not exceed five percent of Brega and Winters gross revenue for their last fiscal year.

H.R.H. Insurance Company, the insurance agency that employs Deane J. Writer, Jr., (a director) was paid insurance premiums of $210,185 during 1998.

Certain of the Company's officers and directors, directly and indirectly, provided financial assistance to the Company in several transactions through December 31, 1998.

SUBDIVISION LOAN PARTICIPATIONS - On January 14, 1992 the Company executed a loan agreement with a real estate investment trust under which $1,500,000 was committed to the Company for development of its Northpark project. George S. Writer, Jr. and Roland Seidler, Jr. participated in this transaction by advancing 20% of the committed funds and have received 20% of the loan payments, including 20% of a $1,600 per Northpark lot additional interest payment. Principal and interest on principal of this loan was repaid as of December 31, 1997. The $1,600 per lot additional interest payment continues through the balance of the project. During 1998 the Company paid $26,000 under this agreement to the directors.

PENINSULA ACQUISITION AND DEVELOPMENT FINANCING - On August 12, 1992 the Company acquired 22 acres of vacant ground from its Chairman and Chief Executive Officer George S. Writer, Jr. The land was transferred at Mr. Writer's out-of-pocket cost. The acquisition was financed by a loan from several affiliates of the Company. Principal and interest on principal related to this facility was fully repaid at December 31, 1997. The loan agreement entitles the lenders to an additional interest payment equal to 50% of the net profit from the project, which the Company continued to pay throughout 1998. During 1998, $621,000 was earned from profit sharing and subsequently paid to the lender group. Certain wind down expenses have been incurred in 1999 which will offset most if not all of the remaining profit sharing accrued at year end. During 1998 the Company paid $502,000 under this agreement to the directors.

WORKING CAPITAL LOAN AND STOCK SUBSCRIPTION AGREEMENT - On February 14, 1992 the Company entered into a loan with a corporation affiliated with Mr. Robert Tointon, one of the Company's directors. Under the terms of the loan agreement $175,000 of working capital was advanced to the Company. The advance bore interest at 10% per annum and was repaid during 1998.

SERIES 1993 A CONVERTIBLE UNSECURED PROMISSORY NOTES - The Company currently has outstanding unsecured convertible debt of $900,000 held by Phelps-Tointon, Inc. in the amount of $500,000; George S. Writer, Jr. in the amount of $312,500; Roland Seidler, Jr., in the amount of $87,500. The convertible debt can be converted into stock at $3.00 of unpaid principal at any time prior to the maturity date of the note which has been extended for one year to September 30, 1999. Interest on the debt accrues at prime plus 3.0% and is paid monthly.

COMMITTEES AND MEETINGS - The Company's Board of Directors does not have standing audit, nominating or compensation committees, such functions being performed by the Board of Directors as a whole. The Company's Board of Directors held four meetings during its last fiscal year. One of the Company's directors, Mr. Roland Seidler was able to attend only one of those meetings in person.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche has been selected as the independent public accountants of the Company for its year ending December 31, 1999. During the year ended December 31, 1998, Deloitte & Touche rendered audit services which included examination of the annual financial statements and certain filings with the Securities and Exchange Commission. The Board of Directors, at its meeting on May 28, 1998, approved the professional services to be provided by Deloitte & Touche for the year ended December 31, 1998. A representative of Deloitte & Touche will be present at the annual meeting with an opportunity to make a statement, if he or she desires to do so, and to answer any appropriate questions.

OTHER BUSINESS

As of the date of this proxy statement, management is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any such matters. If other matters do properly come before the meeting, the persons named in the proxy intend to vote in accordance with their best judgment on such matters.

VOTING PROCEDURES

Provided that a quorum is present, holders of a majority of the shares of the $.10 par value common stock of the Company, present in person or by proxy at the meeting, may approve each matter to be voted upon by the shareholders. All shares as to which abstentions are registered or as to which no vote is cast will be counted in determining the majority vote necessary to pass the matter voted upon, but not counted as a vote in favor of such matter, except as otherwise stated in the proxy. Accordingly, an abstention or a non-vote of a shareholder present in person or by proxy will be treated the same as a vote against approval of such matter, unless otherwise stated in the proxy.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting of the Company for the year 2000 and intended to be included in proxy materials published by the Company must be received by the Company on or before March 1, 2000 in order to be included in the proxy materials mailed by the Company to its shareholders. Any such proposal must otherwise comply with Securities and Exchange Commission Rule 14a-8. A shareholder proposal which is not intended to be included in the Company's proxy materials will be considered untimely if not received by the Company at least 45 days prior to the date upon which proxy materials for that meeting are first mailed to the Company shareholders.



                                       /s/ Ronald S. Loser

Englewood, Colorado                    RONALD S. LOSER
April 28, 1999                         Secretary

                             THE WRITER CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS--JUNE 10, 1999
    The undersigned hereby appoints George S. Writer, Jr. or Ronald S. Loser or either of them, or ________________ ________________ or any of them, the lawful proxies of the undersigned, with the full power of substitution, to represent the undersigned and vote all shares of The Writer Corporation's stock standing in the undersigned's name at the Company's annual meeting to be held June 10, 1999 and at any adjournment thereof as follows:

(1)  / / for or / / withhold authority to vote for the election of seven directors named in the accompanying proxy statement
     / / for or / / withhold authority to vote for George S.  / / for or / / withhold authority to vote for Robert G.
                    Writer, Jr. as a director                                Tointon as a director
     / / for or / / withhold authority to vote for Roland     / / for or / / withhold authority to vote for Ronald S.
                    Seidler, Jr. as a director                               Loser as a director
     / / for or / / withhold authority to vote for Louis P.   / / for or / / withhold authority to vote for Deane J.
                    Bansbach, III as a director                              Writer, Jr. as a director
     / / for or / / withhold authority to vote for William J
                    Gillian, III as a director
(2)  / / for or / / / / against or / / abstain approval of Deloitte & Touche as independent public accountants for the Company; and
(3)  in accordance with their best judgment, upon any other business which is not now anticipated and properly comes before the meeting or any adjournment thereof.

    NOTE: A shareholder may cross out the names of the proxies printed above and insert in the blank one or more proxies of his choice. Any person so named who appears at the meeting, presents a duly executed copy of this proxy and identifies himself to the secretary shall be the sole proxy of the shareholder naming him. If, however, the proxy is mailed to The Writer Corporation and none of the persons so named appears at the meeting and identifies himself to the secretary, the persons whose names are printed above (whether or not such names are crossed out) shall be the sole proxies of such shareholder, to the exclusion of all persons whose names are inserted in the blank.

                        PLEASE SIGN ON THE REVERSE SIDE

    This proxy will be voted as specified. If no specification is made on the reverse, this proxy will be voted in accordance with the management's recommendations, FOR the nominees for election as directors, FOR approval of the retention of Deloitte & Touche as independent public accountants.

                                                  PLEASE SEE REVERSE SIDE
                                         Dated ___________________________, 1999
                                         Signed: _______________________________

                                                (Signature of Shareholder)
                                         Signed: _______________________________

                                                (Signature of Shareholder)

    Please date this proxy and sign exactly as your name is printed hereon. When signing as attorney, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS